                                                                   EXHIBIT 10.12
                                                                [Execution Copy]


                         AMENDMENT NO. 4 AND CONSENT
                        dated as of September 26, 1996
                                     to
                         LOAN AND SECURITY AGREEMENT
                          dated as of March 31, 1995

        THIS AMENDMENT NO. 4 AND CONSENT dated as of September 26, 1996 made between PROSOURCE SERVICES CORPORATION, a Delaware corporation (PROSOURCE), BROMAR SERVICES, INC., a Delaware corporation (BROMAR), and PROSOURCE DISTRIBUTION SERVICES LIMITED, a Canadian corporation (PROSOURCE CANADA and together with ProSource and BroMar, the BORROWERS), the financial institutions party from time to time to the Loan Agreement referred to below (the LENDERS), NATIONSBANK, N.A. (SOUTH) (successor by merger to NationsBank of Georgia, N.A.), a national banking association (NATIONSBANK), THE FIRST NATIONAL BANK OF BOSTON, a national banking association (BANK OF BOSTON), and FLEET CAPITAL CORPORATION (successor by merger to Shawmut Capital Corporation), a Rhode Island corporation (FLEET), as co-agents (each in that capacity a CO-AGENT and collectively the CO-AGENTS) and NATIONSBANK, N.A. (SOUTH), as administrative agent for the Lenders (in that capacity, together with any successors in that capacity, the ADMINISTRATIVE AGENT).

                         Preliminary Statements

        The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of March 31, 1995, as amended by Amendment No. 1 dated as of December 29, 1995, Amendment No. 2 and Waiver dated as of March 28, 1996 and Amendment No. 3 and Consent dated as of September 6, 1996 (as so amended and as otherwise heretofore amended, the LOAN AGREEMENT; terms defined therein and not otherwise defined herein being used herein as therein defined).

        The Borrowers have requested that the interest rates applicable to Loans outstanding under the Loan Agreement be modified and the certain other modifications to the Loan Agreement and the Lenders and the Administrative Agent have agreed to such requests, upon and subject to all the terms, conditions and provisions of this Amendment.

        NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
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        Section 1.  Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 2 hereof, by

        (a) amending Section 1.1 Definitions thereof by

        (i) amending the definition APPLICABLE L/C FEE by deleting therefrom the phrase "of determination" appearing therein and substituting therefor the phrase "of issuance or renewal thereof";

        (ii) amending the definition EURODOLLAR RATE MARGIN in its entirety to read as follows:


        EURODOLLAR RATE MARGIN means 2.00% from September 1, 1996 to August 31, 1997. From and after September 1, 1997, the EURODOLLAR RATE MARGIN shall be adjusted in accordance with of the pricing matrix attached to this Agreement as SCHEDULE 1.1B - PRICING MATRIX, each adjustment to be effective as of the first day of the calendar month in which each quarterly Compliance Certificate delivered on or after September 1, 1997 is delivered pursuant to the provisions of SECTION 11.3, based upon the Total Debt to EBITDA Ratio reflected in each such Compliance Certificate. If the Borrowers fail or refuse to deliver any Compliance Certificate in accordance with the provisions of SECTION 11.3, the Administrative Agent may, and at the direction of the Majority Lenders shall, increase the EURODOLLAR RATE MARGIN for the relevant quarterly period to the EURODOLLAR RATE MARGIN for the next higher pricing interval above the EURODOLLAR RATE MARGIN then in effect.


        (iii) amending the definition PRIME RATE MARGIN in its entirety to read as follows:

        PRIME RATE MARGIN means -0-% from September 1, 1996 to September 1, 1997. From and after September 1, 1997, the PRIME RATE MARGIN shall remain -0-% except that (i) if any quarterly Compliance Certificate delivered in accordance with SECTION 11.3 after September 1, 1997 reflects a Total Debt to EBITDA Ratio greater than 5.0 to 1, the PRIME RATE MARGIN shall be increased to 0.25% or (ii) if the Borrowers fail or refuse to deliver any Compliance Certificate in accordance with the provisions of SECTION 11.3, the Administrative Agent may, and at the direction of the Majority Lenders shall, increase the PRIME RATE MARGIN to 0.25% for the applicable quarterly period, all as shown on SCHEDULE 1.1B -- PRICING MATRIX.

        (b) further amending Section 1.1 Definitions by adding thereto in appropriate alphabetical order the following new definition:

        IPO means (i) the completion in compliance with all Applicable Laws of an initial public offering of the common stock of the Parent, (ii) the contribution of at least $43,000,000 in cash (less, if the Seller Note is outstanding following completion


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        of the IPO, any amount applied by the Parent to repay the Seller Note in its entirety, up to the lesser of $10,000,000 and the sum of the principal amount outstanding under and accrued and unpaid interest on the Seller Note) by the Parent to ProSource from the net proceeds of such offering and (iii) the application by ProSource of such cash contribution first to the repayment of outstanding Subordinated Debt of the Borrowers issued to Onex Ohio Holdings, Inc. and then, to the extent of the balance of such contribution, to the repayment of Revolving
        Credit Loans.

                (c) amending Section 5.3 Administrative Agent Fee in its entirety to read as follows:

                SECTION 5.3. Administrative Agent Fee. For administration and other services performed by the Administrative Agent in connection with its continuing administration of this Agreement, the Borrowers shall pay to the Administrative Agent, for its own account and not for the account of the Co-Agents or the Lenders, an annual fee, payable on the Effective Date in an amount equal to $250,000, on the first Anniversary Date in an amount equal to $200,000, and on each Anniversary Date thereafter (other than any Anniversary Date that is also the Termination
        Date), in an amount equal to $125,000, so long as any Secured Obligation remains outstanding or the Revolving Credit Facility shall not have been terminated. The fee payable pursuant to this SECTION 5.3 shall be fully earned by the Administrative Agent on the date payment thereof is due and shall not be subject to refund or rebate.

                (d) amending Section 5.4 Unused Facility by amending the PROVISO therein in its entirety to read as follows:

        PROVIDED, HOWEVER, that from and after September 1, 1997, such fee shall be subject to adjustment in accordance with the pricing matrix attached hereto as SCHEDULE 1.1B - PRICING MATRIX, each such adjustment to become effective upon receipt by the Administrative Agent of the quarterly Compliance Certificate delivered in connection with financial statements provided pursuant to SECTION 11.1(C) and shall be based upon the Total Debt to EBITDA Ratio derived from the information contained in such financial statements.

                (e) amending Section 11.3 Officer's Certificate by inserting in subsection (a) thereof after the phrase "calculations required to establish" the phrase "the Total Debt to EBITDA Ratio as of the end of such Fiscal Quarter and"; and

                (f) further amending the Loan Agreement by deleting therefrom Schedule 1.1B - Pricing Matrix attached thereto and substituting therefor the schedule bearing the same title attached to this Amendment as Annex 1.

                Section 2. Consent and Waiver. The Lenders hereby (a) consent to the repayment by ProSource of all amounts owing by it under the Parent Subordinated Note in the original principal amount of $15,000,000 payable to Onex Ohio Holdings, Inc., which


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
amount, as of the date of this Amendment, is $15,000,000, (b) consent to the issuance by ProSource to the Parent of additional shares of common stock of ProSource in exchange for and in satisfaction of amounts owing by ProSource under the Parent Subordinated Note in the original principal amount of $2,500,000 owing to the Parent, which amount, as of the date of this Amendment, is approximately $3,668,000, and (c) waive any Default or Event of Default that would otherwise result from such Restricted Payment or issuance of shares, PROVIDED that the IPO has been completed prior to or contemporaneously with the actions described in the foregoing clauses (a) and (b) and that such actions are completed not later than December 31, 1996 and, PROVIDED FURTHER, that on the date or dates on which each such action described in foregoing clauses (a) and (b) is taken, and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

        Section 3. Effectiveness of Amendment. Sections 1 and 2 of this Amendment shall become effective as of September 26, 1996 upon receipt by the Administrative Agent not later than September 26, 1996 of (a) at least ten copies of this Amendment duly executed and delivered by each Borrower, the Co-Agents and each Lender, (b) a certificate of the President of ProSource or of the Financial Officer as to the continuing accuracy of the representations and warranties of the Borrowers set forth in the Loan Agreement and of the Schedules to the Loan Agreement, having attached thereto any revised Schedules necessary to permit such certification, (c) a confirmation duly executed and delivered by the Guarantor of its Unconditional Guaranty and the Pledge Agreement in the form attached to this Amendment, and (d) an amendment and restructuring fee in an amount equal to $250,000 for the ratable benefit of the Lenders.

        Section 4. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        Section 5.  Counterpart Execution: Governing Law.

        (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

        (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWERS:

                                        PROSOURCE SERVICES CORPORATION
[Corporate Seal]

Attest:                                 By: /s/ William F. Evans
                                           ------------------------------------
                                           William F. Evans
By: /s/ Paul A. Garcia de Quevedo          Executive Vice President
   ---------------------------------
   Paul A. Garcia de Quevedo
   Secretary



                                        BROMAR SERVICES, INC.
[Corporate Seal]

Attest:                                 By: /s/ William F. Evans
                                           ------------------------------------
By: /s/ Paul A. Garcia de Quevedo          William F. Evans
   ---------------------------------       Executive Vice President
   Paul A. Garcia de Quevedo
   Secretary



                                        PROSOURCE DISTRIBUTION SERVICES
                                        LIMITED
[Corporate Seal]

Attest:                                 By: /s/ William F. Evans
                                           ------------------------------------
By: /s/ Paul A. Garcia de Quevedo          William F. Evans
   ---------------------------------       Executive Vice President
   Paul A. Garcia de Quevedo
   Secretary

                (Signatures continued on following three pages)

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
                                        ADMINISTRATIVE AGENT:

                                        NATIONSBANK, N.A. (SOUTH)



                                        By: /s/ Jeffrey L. Guldner
                                           -----------------------------
                                           Jeffrey L. Guldner
                                           Vice President



                                        CO-AGENTS AND LENDERS:

                                        NATIONSBANK, N.A. (SOUTH),
                                         as a Lender and Co-Agent



                                        By: /s/ Jeffrey L. Guldner
                                           -----------------------------
                                           Jeffrey L. Guldner
                                           Vice President



                                        THE FIRST NATIONAL BANK OF BOSTON,
                                          as a Lender and Co-Agent




                                        By: /s/ Thomas R. Sommerfield
                                           -----------------------------
                                           Name:  Thomas R. Sommerfield
                                           Title: Division Executive




                                        FLEET CAPITAL
                                        CORPORATION
                                          as a Lender and Co-Agent




                                        By: /s/ John W. Getz
                                           -----------------------------
                                           Name:  John W. Getz
                                           Title: SVP





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
                                        THE BANK OF NOVA SCOTIA, as a Lender


                                        By: /s/ Frank F. Sandler
                                           ------------------------------------
                                        Name: Frank F. Sandler
                                        Title: Relationship Manager

                                        BANKAMERICA BUSINESS
                                        CREDIT, INC.,
                                          as a Lender


                                        By: /s/ Margaret E. Lambka
                                           ------------------------------------
                                           Name: Margaret E. Lambka
                                           Title: Vice President


                                        THE CIT GROUP/BUSINESS
                                        CREDIT, INC.,
                                          as a Lender


                                        By: /s/ Robert Berner
                                           -----------------------------------
                                           Name: Robert Berner
                                           Title: Vice President


                                        HELLER FINANCIAL, INC.,
                                          as a Lender


                                        By: /s/ Salvatore Salzillo
                                           -----------------------------------
                                           Name: Salvatore Salzillo
                                           Title: AVP


                                        SANWA BUSINESS CREDIT
                                        CORPORATION
                                          as a Lender


                                        By: /s/ John J. McKenna
                                           ------------------------------------
                                           Name: John J. McKenna
                                           Title: First Vice President



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
                                NATIONAL CITY
                                COMMERCIAL FINANCE,
                                INC., as a Lender


                                By: /s/ Lee K. Mosby
                                    ----------------------------------
                                    Name:  Lee K. Mosby
                                    Title: Vice President





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